UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Graco Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

GRACO INC.
88 11TH AVENUE N.E.
MINNEAPOLIS, MN 55413-1894

D96008-P85615

Your **Vote** Counts!

GRACO INC.

2023 Annual Meeting
Vote by April 27, 2023
11:59 PM ET

You invested in GRACO INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 28, 2023.

Get informed before you vote

View the Notice and Proxy Statement and 2022 Overview and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 14, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends

1. Election of Directors

Nominees:

1a. Lee R. Mitau	For

1b. Martha A. Morfitt	For

1c. Mark W. Sheahan	For

1d. Kevin J. Wheeler	For

2. Ratification of appointment of Deloitte & Touche LLP as the Company’s independent registered accounting firm.	For

3. Approval, on an advisory basis, of the compensation paid to our named executive officers as disclosed in the Proxy Statement.	For

4. Approval, on an advisory basis, of the frequency of the advisory vote on the compensation paid to our named executive officers.	Year

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D96009-P85615